SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       INDUSTRIAL DATA SYSTEMS CORPORATION
               (Name of Registrant as Specified in its Charter)

     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                       INDUSTRIAL DATA SYSTEMS CORPORATION

                                  June 6, 1997

Dear Shareholder:

      You are cordially invited to attend the 1997 Annual Meeting of Shareholders ("Annual Meeting") of Industrial Data Systems Corporation to be held at 2:00 p.m. on Friday, June 20, 1997, at the corporate offices of the Company, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013.

      At the Annual Meeting, the shareholders will be asked to elect five directors. The Notice of 1997 Annual Meeting of Shareholders and the Proxy Statement on the following pages describe the nominees for election to our Board of Directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF EACH OF THE NOMINATED DIRECTORS.

      Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating, and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

      We look forward to your attendance at the meeting.

                                          Sincerely,


                                          William A. Coskey
                                          President and Chief Executive Officer


                                    IMPORTANT

      A proxy card is enclosed herewith. All shareholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                       INDUSTRIAL DATA SYSTEMS CORPORATION
                             600 CENTURY PLAZA DRIVE
                                  BUILDING 140
                            HOUSTON, TEXAS 77073-6013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 1997
        ----------------------------------------------------------------

To the Shareholders of
Industrial Data Systems Corporation

      Notice is hereby given that the 1997 Annual Meeting of Shareholders ("Annual Meeting") of Industrial Data Systems Corporation, a Nevada corporation, (the "Company) will be held in the corporate offices of Company, at 600 Century Plaza Drive, Houston, Texas 77073-6013 on June 20, 1997, at 2:00 p.m., Central Standard Time, for the following purposes:

      1. To elect five directors to the Board of Directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. The nominees for director are William A. Coskey, P.E., Hulda L. Coskey, David W. Gent, P.E., Rex S. Zerger, and Alan W. Harvey.

      2. To approve and ratify the appointment of Hein + Associates LLP as the Company's independent auditors.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      A record of shareholders has been taken as of the close of business on April 22, 1997, and only those shareholders of record on that date will be entitled to notice of and to vote at the meeting. A shareholder's list will be available at the offices of the Company commencing June 10, 1997 and may be inspected during the normal business hours prior to the annual meeting.

      ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND RETURNING A LATER-DATED PROXY WITH RESPECT TO THE SAME SHARES, BY FILING WITH THE SECRETARY OF INDUSTRIAL DATA SYSTEMS CORPORATION A WRITTEN REVOCATION BEARING A LATER DATE OR BY ATTENDING AND VOTING IN PERSON AT THE ANNUAL MEETING. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY CARD.


                                       By Order of the Board of Directors,

                                       Hulda L. Coskey
                                       SECRETARY

Houston, Texas
Date: June 6, 1997

                       INDUSTRIAL DATA SYSTEMS CORPORATION
                      600 CENTURY PLAZA DRIVE, BUILDING 140
                            HOUSTON, TEXAS 77073-6013

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 20, 1997
                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

      This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of Industrial Data Systems Corporation ("IDDS" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, June 20, 1997 at 2:00 p.m. at the principal executive offices of the Company, 600 Century Plaza Drive, building 140, Houston, Texas 77073, and at any adjournment or postponement thereof "the "Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about June 9, 1997, to shareholders of record on April 22, 1997.

      SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

      The purpose of the Annual Meeting is to elect five (5) directors to serve one-year terms until the next Annual Meeting, and until their respective successors shall be elected and qualified; and considering and acting upon the ratification of the Company's independent auditors.

      The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 1996, to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.

                                VOTING SECURITIES

      On April 22, 1997, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 12,723,718 shares of the Company's Common Stock ("Common Stock") were outstanding. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting. In accordance with Nevada General Corporation law, shareholders are entitled to cumulative voting. Under cumulative voting, each shareholder is entitled to vote as many votes as are equal to the number of shares owned multiplied by the number of directors to be elected.

      In accordance with the Company's Articles of Incorporation, a majority of the shares entitled to vote, represented in person or by proxy shall constitute a quorum at a meeting of shareholders. Any action to be taken by shareholders of the corporation at the Annual Meeting, requires the vote or concurrence of the holders of a majority of the outstanding shares, entitled to vote thereon. Except as otherwise specified by law, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.

      If a quorum is present, directors are elected by a plurality of the votes cast by the shares entitled to vote. Votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

      The shareholders shall also vote on to ratify the selection of Independent Auditors. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

      The shares represented by an executed proxy (I) will be voted for the election of directors, or withheld if so specified, and to approve and ratify the selection of Independent Auditors. If no specification is made in said proxy, the proxy will be voted "FOR" the nominees listed herein, and "FOR" the selection and ratification of Hein + Associates, LLP, Certified Public Accountants.

                              ELECTION OF DIRECTORS

      At the meeting, five directors are to be elected, each director to hold office until the next Annual Meeting of Shareholders or until his successor is elected and qualified. The persons named in the accompanying proxy have been designated by the Board of Directors and, unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy, or the board may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH NOMINEE FOR DIRECTOR.

INFORMATION REGARDING DIRECTORS AND NOMINEES

      The Board of Directors of the Company presently consists of 5 members. Five Directors are to be elected at the Meeting, each for a term expiring at the next Annual Meeting.

      The following table and the notes thereto state the names of all the persons proposed to be nominated for election as Directors. Also disclosed are their ages, all positions and offices with the Company now held by them, their principal occupations or employment within at least the five preceding years and the dates upon which they became Directors of the Company.

NAME                             AGE  DIRECTOR POSITION HELD
                                        SINCE
------------------------------   ----   ----   ---------------------------------
William A. Coskey, P.E. (1) ..     44   1985   Chairman of the Board, Chief
                                               Executive Officer and President
Hulda L. Coskey (1) ..........     42   1985   Chief Financial Officer, Vice
                                               President - Finance, Secretary,
                                               Director
David W. Gent, P.E. (2) ......     44   1994   Director
Rex S. Zerger ................     60   1996   Vice President - Sales &
                                               Marketing, Director
Alan W. Harvey (2) ...........     37   1997   Director
----------
(1)   William A. Coskey and Hulda L. Coskey are husband and wife.
(2)   Member of Audit Committee

      WILLIAM A. COSKEY is the founder of the Company and has served as Chairman of the Board, Chief Executive Officer and President since the Company's formation in September 1985. Prior to founding the Company, Mr. Coskey served as Manager of Corporate Development for Keystone International, Inc., a public company listed on the New York Stock Exchange, and was responsible for all acquisition and merger activities of Keystone International, Inc. during the period 1984 to 1985. Mr. Coskey had formerly held the position of President of Syntech Associates, Inc., an engineering services company located in Houston, Texas for the period 1979 to 1984. Mr. Coskey, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975. He is a Registered Professional Engineer, and is also a member of the Instrument Society of America. William A. Coskey is the spouse of Hulda L. Coskey.

      HULDA L. COSKEY has served as Chief Financial Officer of the Company since June 1994. Prior to that time, and since 1985, Mrs. Coskey has held the positions of Vice President and Secretary/Treasurer of Industrial Data Systems, Inc., a Texas corporation. Her primary responsibilities are to develop and initiate procedures for daily operations of the company and to oversee those operations, including but not limited to all accounting, finance and personnel functions. Prior to joining the Company, she served the banking industry in the Houston area both as a Loan Review Officer, and as a Credit Officer. Mrs. Coskey majored in Accounting at the University of Houston. Mrs. Coskey serves as a Committee Member on several Willis ISD educational planning committees. Hulda L. Coskey is the spouse of William A. Coskey.

      DAVID W. GENT, P.E. has served as a director of the Company since June 1994 and is a member of the Audit Committee. Mr. Gent has held the position of Director of International Engineering and Chief Information Officer of Bray International, Inc., located in Houston, Texas, with the responsibility of overseeing several departments that include Engineering, Information Services, Quality Control and Purchasing, since September 1991. Prior to that time, Mr. Gent founded and served as President of SofTest Designs Corporation, a privately held electronic test equipment company for the period 1986 to 1991. He still serves as a Director of SofTest Designs Corporation. Mr. Gent, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975 and an MBA from Houston Baptist University. He is a Registered Professional Engineer, and a Senior member of the Instrument Society of America.

      REX S. ZERGER has served as Vice President - Sales and Marketing for the Industrial Products Division since June 1, 1996. Mr. Zerger was appointed as a Director on December 15, 1996. For more than the past ten years, Mr. Zerger held various management positions with Texas Microsystems, including Senior Vice President - Sales and Marketing and Senior Vice President - Mobile Products Group. His responsibilities included the establishment of domestic and international sales channels. Most recently, Mr. Zerger was responsible for the establishment of the Mobile Products Group of Texas Microsystems which developed the hand held, rugged PC branded "Hardbody". He was also responsible for the formation of Texas Micro Express, a direct marketing channel. Mr. Zerger received a B.S. in Mechanical Engineering from the University of Southwest Louisiana in 1960.

      ALAN W. HARVEY has served as a director since February 14, 1997. Mr. Harvey has served as Chairman of the Board, President and Chief Executive Officer of Synaptix Systems Corporation since December, 1996. Prior to December, 1996, Mr. Harvey held the position of Vice President of Development of Synaptix Systems Corporation, a provider of management consulting services with an emphasis in the marketing and development of Oracle products. From 1992 to 1993, Mr. Harvey held the position of Oil & Gas Practice Director at Oracle Corporation, and was responsible for comprehensive consulting and vertical software integration services, as well as the creation and development of Oracle's Environmental Information System. From 1991 to 1992, Mr. Harvey served as Director of MIS at Exlog, Inc., a subsidiary of Baker Hughes, and was responsible for the implementation of an MIS strategic plan to implement Oracle Financials worldwide.

DIRECTOR'S COMPENSATION

      Employee directors of the Company do not receive any additional compensation for their services as a member of the Board of Directors of the Company. Independent directors do not receive any compensation for each board meeting attended, nor do they receive compensation for each committee meeting attended. The Company does not pay out-of-pocket expenses incurred by independent directors to attend board and committee meetings.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      During 1996, there were five meetings of the Board of Directors. All directors were present at all of the meetings of the Board of Directors. The Board of Directors has established a standing Audit Committee. The Board does not have an Executive Committee, a Nominating Committee, or a Compensation Committee. Compensation for the past several years for the Company's executive officers and employees has been determined by the President and Chief Executive Officer.

      AUDIT COMMITTEE. The Audit Committee receives and considers financial reports of the independent auditors and approves the consolidated financial statements of the Company. The members of this Committee are Messrs. David W. Gent and Alan W. Harvey, both of whom are Independent Directors.

BENEFICIAL OWNERSHIP OF SHARES

      The Directors and officers of the Company are not aware of any person or company that beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than five percent (5%) of the voting rights attached to the Common shares of the Company as at the close of business on April 22, 1997 other than:

                NAME AND ADDRESS OF       AMOUNT AND NATURE OF
TITLE OF CLASS    BENEFICIAL OWNER        BENEFICIAL OWNERSHIP  PERCENT OF CLASS
--------------    ----------------        --------------------  ----------------

   Common     William A. Coskey,  P.E. (1)      4,759,800            37.41%
              600 Century Plaza Drive,
                Building 140
              Houston, Texas 77073-6013

   Common     Hulda L. Coskey (2)               4,750,000            37.33%
              600 Century Plaza Drive,
                Building 140
              Houston, Texas 77073-6013


All executive officers and directors as a group 9,509,800            74.74%
------------------------------------------

(1) William A. Coskey is the beneficial owner of 4,759,800 shares of the Company's Common Stock. Included in this amount is 9,800 shares of the Company's Common Stock that are held in the name William A. Coskey, as Custodian for minor children.

(2) Hulda L. Coskey is the beneficial owner of 4,750,000 shares of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

            The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Company's Chief Executive Officer and the most highly compensated executive officer of the Company whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers") during the years ended December 31, 1994, 1995, and 1996.

                                          ANNUAL COMPENSATION
                                      ----------------------------
                                                                        OTHER ANNUAL     ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR    SALARY      BONUS         COMPENSATION   COMPENSATION
-----------------------------------   ----   --------   ----------      ------------   ------------
                                               ($)         ($)              ($)            ($)
William A. Coskey, P.E., Chief ....   1996     72,000         --                --             --
Executive Officer and President ...   1995     72,000      103,305(1)           --             --
                                      1994     51,000         --                --             --

(1) At December 31, 1995 investments in real estate limited partnerships were assigned to William A. and Hulda L. Coskey. The transaction was recorded on the Company's books at a value of $103,305, and was in lieu of cash compensation during 1995.

EMPLOYMENT AGREEMENTS

      The Company has not entered into any employment agreements with any of its executive officers or employees.

401(K) PLAN

      On January 1, 1993, the Company adopted a Section 401(k) Profit Sharing Plan and Trust (the "Plan"). The Plan is intended to qualify for tax exemption under Section 401(k) of the Code and is subject to the Employee Retirement Income Security Act of 1974. The Plan is administered by management of the Company and all of the Company's employees are allowed to participate, who, as of the enrollment eligibility dates under the Plan, have completed at least 90 days of service with the Company and have elected to participate in the Plan. Employees may contribute up to 15% of their annual compensation, which is matched by the Company under a defined formula. In addition, the Company may make discretionary contributions to the Plan, for the benefit of all participants, at the election of the Board of Directors. Employee contributions are fully vested at all times and contributions by the Company vest on a schedule of 25% per year over a four-year period, commencing with the second year of employment.

KEY MAN INSURANCE

      William A. Coskey is a key employee of the Company and the loss of Mr. Coskey could adversely affect the Company's business. The Company maintains, and is the beneficiary of, a life insurance policy on the life of Mr. Coskey. The face amount of such policy is $600,000. The continuance of such policy is at the discretion of the Board of Directors and may or may not continue in the future.

                          CERTAIN TRANSACTIONS

      The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's board.

CERTAIN RELATED BUSINESS TRANSACTIONS

      On December 31, 1995, the Company entered into an agreement with William
A. Coskey to purchase real estate and other investment assets valued at $103,305, which were held by the Company and exchanged at fair book value. These assets consisted of two real estate limited partnerships for the development of commercial property located in Houston, Texas with a combined book value of approximately $94,000; 5,000 shares of common stock of Entron Computer Corporation, a privately held company, which represented a value of $5,000; and a life insurance policy held in the name of William A. Coskey. The decision to sell these assets was based upon Management's belief that these assets made no material contribution to the Company. The Company's records reflect a total value of $103,305 for the assets that were purchased. During the time that it held these interests, the Company did not receive any cash consideration as a participant in these investments. These assets were exchanged in lieu of cash compensation to William A. Coskey.

LOANS

      William A. Coskey was indebted to the Company for an unsecured promissory note in the amount of $50,000, the funds of which were used for investment purposes. The note is due on demand and bears interest at a rate of 9% per annum. Interest on the note is due annually. The balance outstanding at December 31, 1996 was $50,000.

      The Company did not make any other loans to any of its directors, executive officer or employees in 1996.

ACQUISITION OF THERMAIRE, INC. DBA THERMAL CORPORATION

    In February 1997, the Company acquired Thermaire, Inc. dba Thermal Corporation (Thermal) in a stock purchase. The Company paid $600,000, consisting of $212,563 in cash and 193,719 shares of the Company's common stock, which may be put back to the Company for $2 per share at the option of the holder. Additionally, the Company purchased the facilities that Thermal had been leasing from an affiliate for $500,000. The Company obtained bank financing totaling $450,000 related to the acquisition of these facilities. Previously, in 1995, the Company had issued 600,000 shares of its common stock to Thermal on a contingent basis. These shares were held in an escrow account pending completion of the acquisition, at which time these shares were released from escrow and canceled. The aforementioned 193,719 shares were issued under revised terms of the purchase agreement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and 10% beneficial owners ("insiders") to file with the United States Securities and Exchange Commission reports of ownership and change in ownership of equity securities of the Company. Based solely on its review of such reports, or written representations from certain insiders that all required reports were filed, the Company believes that during the year ended December 31, 1996, the company's Directors and officers (5 persons total) complied with all filing requirements of Section 16.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The Company's Articles of Incorporation provide that, to the fullest extent permitted under Nevada corporation law, the Company will indemnify any officer or director who is, was, or is threatened to be made a party to any proceeding because he or she (1) is or was a director or officer, or (2) while a director or officer, at the Company's request, was serving as a director, officer, partner, venturer, proprietor, trustee, employee or agent of another entity.

      The Company's Articles of Incorporation also provide that a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages from breaches of fiduciary duties, except for liability (i) for any breach of the duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or in knowing violation of the law; or
(iii) for any transaction from which a director or officer has derived an improper personal benefit.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

      In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                        APPOINTMENT OF AUDITORS

      The Board of Directors recommends, and unless otherwise directed the designated persons named in the enclosed form of proxy will vote for, the appointment of Hein + Associates LLP, 5075 Westheimer, Suite 970, Houston, Texas 77056, as auditors of the Company to hold office until the next Annual Meeting of Shareholders and to authorize the Directors to fix the remuneration of the auditors so appointed. Hein + Associates LLP has been the Company's auditors since 1994.

                                  OTHER MATTERS

      To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

                       APPROVAL OF THE BOARD OF DIRECTORS

      The contents of the Proxy Statement have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.


                                  ANNUAL REPORT

      A copy of the Company's 1996 Annual Report is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy of the Annual Report may obtain one without charge by contacting Hulda L. Coskey, CFO, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013, (281) 821-3200, or by email at idscorp@inddata.com.


      DATED at Houston, Texas, the 9th day of June, 1997.


                                    By Order of the Board of Directors,

                                    Hulda L. Coskey
                                    Secretary

                              FRONT SIDE OF PROXY

                   INDUSTRIAL DATA SYSTEMS CORPORATION (IDDS)

               THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20, 1997

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

    The undersigned stockholder of Industrial Data Systems Corporation (the "Company") hereby appoints William A. Coskey, Hulda L. Coskey and/or any of them, attorneys and proxies of the undersigned, each with full power of substitution to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Industrial Data Systems Corporation to be held at the corporate offices located at 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013, Friday, June 20, 1997, at 2:00 p.m. Central Standard Time, and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote.

1.   [ ] FOR the election (except as     [ ]  WITHHOLD AUTHORITY to vote on all
     indicated below) as directors of         nominees for directors listed.
     William A. Coskey, P.E., Hulda L.
     Coskey, David W. Gent, P.E., Rex S.
     Zerger, and Alan W. Harvey

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW:

           ---------------------------------------------------------------------

2. For the appointment of Hein and Associates, LLP as the Company's independent auditors.

                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

                          (PLEASE SIGN ON OTHER SIDE)

                               BACK SIDE OF PROXY

                             (CONTINUED FROM FRONT)

3. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

    The board of directors recommends a vote FOR the nominees named above and if no specification is made, the shares will be voted for such nominees.

    The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and the Proxy Statement furnished herewith.

                                          DATED: _______________________ , 1997
                                          ______________________________________
                                                  Stockholder's Signature
                                          ______________________________________
                                                  Stockholder's Signature

                                          SIGNATURE SHOULD AGREE WITH NAME
                                          PRINTED HEREON. IF STOCK IS HELD IN
                                          THE NAME OF MORE THAN ONE PERSON, EACH
                                          JOINT OWNER SHOULD SIGN. EXECUTORS,
                                          ADMINISTRATORS, TRUSTEES, GUARDIANS,
                                          AND ATTORNEYS SHOULD INDICATE THE
                                          CAPACITY IN WHICH THEY SIGN. PERSONS
                                          ACTING PURSUANT TO POWER OF ATTORNEY
                                          SHOULD SUBMIT POWERS OF ATTORNEY.

    PLEASE SIGN AND RETURN IN THE ENCLOSED SELF ADDRESSED, STAMPED ENVELOPE